UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                  Current Report Under Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report March 31, 1997



                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Indiana                      0-22880                35-1894432
----------------------------          ----------          -------------------
(State of other jurisdiction          Commission             (IRS Employer
     of Incorporation of               File No.           Identification No.)
        Organization)





                      700 S. Green River Road, Suite 2000
                           Evansville, Indiana  47715
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (812) 469-2100
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               Registrant's telephone number, including area code







              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5  OTHER EVENTS

        On March 25, 1997, Fidelity Federal Bancorp, the holding company of United Fidelity Bank fsb, announced that David L. Maraman, President, CEO, and director of United Fidelity Bank and the Company, has resigned effective March 25, 1997 to pursue other interest.

        Jack Cunningham, a 40-year employee, has been named President and CEO of the savings bank, and will continue to served as Vice Chairman and director of the Company. Included for filing is a press release dated March 25, 1997.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIDELITY FEDERAL BANCORP



Date: March 31, 1997                        By: /S/ DONALD R. NEEL
      -----------------------------             ------------------------------
                                                Donald R. Neel, Executive Vice
                                                President, CFO and Treasurer

                    [LETTERHEAD OF FIDELITY FEDERAL BANCORP]



Contacts:    M. BRIAN DAVIS, PRESIDENT AND CEO           (812) 469-2100 ext. 12
             DONALD R. NEEL, EXECUTIVE VP AND CFO        (812) 469-2100 ext. 14


FOR IMMEDIATE RELEASE:      MARCH 25, 1997



                FIDELITY FEDERAL BANCORP ANNOUNCES RESIGNATION,
                      NAMES CUNNINGHAM CEO OF SAVINGS BANK


         (Evansville, IN) Fidelity Federal Bancorp (the "Company") (NASDAQ NMS:FFED), the holding company of United Fidelity Bank, fsb (the "Bank"), announced today that David L. Maraman, President, CEO, and director of United Fidelity Bank fsb, and the Company, has resigned effective March 25, 1997 to pursue other interests.

         Jack Cunningham, a 40-year employee, has been named President and CEO of the savings bank, and will continue to serve as Vice Chairman and director of the Company. Company President and CEO M. Brian Davis noted, "Jack has successfully served the shareholders in many different ways during his distinguished career. We felt that his experience made him perfectly suited to lead the savings bank at this juncture". Cunningham noted, "I am looking forward to the opportunity to continue serving the Company in the years ahead".

         The Company is a savings and loan holding company based in Evansville, Indiana. Its savings bank subsidiary, United Fidelity Bank, fsb, maintains four locations in Evansville. The bank participates in various real estate activities including mortgage banking and finance, as well as owning, developing, building, renting, and managing housing developments through its wholly owned subsidiaries: Fidelity Federal Capital Corporation, Village Housing Corporation, Village Community Development Corporation, and Village Management Corporation. The bank also offers insurance products through Village Insurance Corporation.


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